EXHIBIT 10.20

AMENDMENT NO. 6 AND LIMITED WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 6 To CREDIT AGREEMENT (this "Amendment"), dated as of April 18, 2008, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

RECITALS

WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Credit Agreement dated as of May 30, 2007, (iii) Amendment No. 3 to Credit Agreement dated as of August 23, 2007, (iv) Amendment No. 4 to Credit Agreement dated as of December 3, 2007 and (v) Amendment No. 5 and Limited Waiver to Credit Agreement dated as of February 22, 2008, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement''); and

WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Amendment to Credit Agreement.

(a)           Amendment to Section 6.2(d).  Section 6.2(d) of the Credit Agreement is hereby amended by replacing the phrase "five (5) Business Days after the end of each Fiscal Month" which appears therein with the phrase "(i) ninety (90) days after the end of each Fiscal Month ending on or about December 31 or January 31, (ii) sixty (60) days after the end of each Fiscal Month ending on or about February 28 and (iii) forty-five (45) days after the end of each other Fiscal Month".

(b)           Amendment to Annex A.  Annex A of the Credit Agreement is hereby amended by deleting the phrase "described in Section 6.2(a)" from the last sentence of the definition of "Borrowing Base".

(c)           Amendment to Exhibit 6.2(d).  Exhibit 6.2(d) of the Credit Agreement is hereby amended by (i) replacing each occurrence of the phrase "[insert date of most recent monthly financial statements required to be delivered pursuant to Section 6.1(a) of Credit Agreement]" with "[insert date of most recent financial statements delivered to Agent]" and (ii) replacing each occurrence of the phrase "Fiscal Quarter" in footnote 2 with the phrase "Fiscal Month".

2.           Limited Waiver.  The Agent and Requisite Lenders hereby waive any breach of Section 6.2(d) of the Credit Agreement which has occurred on or prior to the date hereof, and any Default or Event of Default as a result thereof, to the extent arising solely from the failure of Borrower to deliver a Borrowing Base Certificate within five (5) Business Days after the end of each Fiscal Month.

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agent and Lenders.

3.           Representations and Warranties of Credit Parties.  The Credit Parties represent and warrant that:

(a)           the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(b)           after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

4.           Conditions To Effectiveness.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)           This Amendment shall have been executed and delivered by the Agent, Requisite Lenders and the Credit Parties; and

(b)           The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.05% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

5.           Reference To And Effect Upon The Credit Agreement.

(a)           The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

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(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

9.           Reaffirmation of Guaranties.  The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties.  Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement"' and the "Obligations" as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By:	ProNet Imaging Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

By:	Beverly Radiology Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET SUB, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

SOCAL MR SITE MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT I, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT II, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

RADNET MANAGED IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: Chief Financial Officer

RADIOLOGIX, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ADVANCED IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

IDE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

MID ROCKLAND IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PACIFIC IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR IMAGING, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

VALLEY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR DULUTH, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR LOS ALAMITOS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR VICTORVILLE, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

ROCY MOUNTAIN OPENSCAN MRI, LLC

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

FRI, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

FRI II, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ROLLING OAKS IMAGING CORPORATION

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ROLLING OAKS RADIOLOGY, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

DELAWARE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 6 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION as Agent and a Lender

By:	/s/ Andrew Moore
Duly Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Cratos CLO I LTD.

By:	Cratos CDO Management, LLC
As Attorney-in-fact

By:	Cratos CDO Management, LLC
As Attorney-in-fact

By:	Cratos Capital Partners, LLC
Its Manager

By:	/s/ Phyliss Hasen
Name: Phyliss Hasen Title: Managing Diretor

Signature Page to Amendment No. 6 to Credit Agreement

Cratos CLO II LTD.

By:	Deutsche Bank AG, Cayman Island Branch
As Attorney-in-fact

By:	John Kim
Name: John Kim
Title: Director

By:	/s/ Zhongwei Wu
Name: Zhongwei Wu Title: Director

Signature Page to Amendment No. 6 to Credit Agreement

ACA CLO 2006-2, Limited, as a Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

ACA CLO 2007-1, Limited, as a Lender

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

Greyrock CDO Limited By Aladdin Capital Management, as a Lender

By:	/s/ Giulio Ponte
Name: Giulio Ponte
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Landmark II CDO Limited By Aladdin Capital Management, as a Lender

By:	/s/ Giulio Ponte
Name: Giulio Ponte
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Landmark IX CDO Limited By Aladdin Capital Management, as a Lender

By:	/s/ Giulio Ponte
Name: Giulio Ponte
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Landmark VI CDO Limited By Aladdin Capital Management, as a Lender

By:	/s/ Giulio Ponte
Name: Giulio Ponte
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Landmark VII CDO Limited By Aladdin Capital Management, as a Lender

By:	/s/ Giulio Ponte
Name: Giulio Ponte

Signature Page to Amendment No. 6 to Credit Agreement

BLACK DIAMOND CLO 2006-1 (CAYMAN)Ltd. By: Black Diamond CLO 2006-1 Advisor, LLC., As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

   Signature Page to Amendment No. 6 to Credit Agreement

BLACK DIAMOND CLO 2005-2 Ltd. By: Black Diamond CLO 2005-2 Advisor, LLC., As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

   Signature Page to Amendment No. 6 to Credit Agreement

DIAMOND SPRINGS TRADING LLC, as a Lender

By:	/s/ Tara E. Kennedy
Name: Tara E. Kennedy
Title: Assistance Vice President

Signature Page to Amendment No. 6 to Credit Agreement

CIFC Funding 2006-I, Ltd CIFC Funding 2006-IB, Ltd. CIFC Funding 2006-II, Ltd. CIFC Funding 2007-I, Ltd. CIFC Funding 2007-II, Ltd., as Lender

By:	/s/ Elizabeth C. Chow
Name: Elizabeth C. Chow
Title: Head of Underwriting

Signature Page to Amendment No. 6 to Credit Agreement

PREMIER FUNDING, LTD., as a Lender

By: Citigroup Global Markets Realty Corp., as Collateral Administrator

By:	/s/ Authorized Signatory
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

ColumbusNova CLO Ltd. 2006-II as Lender

By:	/s/ Paul L. Cal
Name: Paul L. Cal
Title: Associate Director

ColumbusNova CLO Ltd. 2007-I as Lender

By:	/s/ Paul L. Cal
Name: Paul L. Cal
Title: Associate Director

ColumbusNova CLO IV Ltd. 2007-II as Lender

By:	/s/ Paul L. Cal
Name: Paul L. Cal
Title: Associate Director

Signature Page to Amendment No. 6 to Credit Agreement

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name: Kathleen Brooks
Title: Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By:	/s/ Kathleen Brooks
Name: Kathleen Brooks
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

SANDELMAN FINANCE 2006-2, LTD., as a Lender

By: Sandelman Partners, LP as Collateral Manager

By:	/s/ Lou Terlizzi
Name: Lou Terlizzi
Title: Authorized Signatory

SANDELMAN FINANCE 2006-1, LTD., as a Lender

By: Sandelman Partners, LP as Collateral Manager

By:	/s/ Lou Terlizzi
Name: Lou Terlizzi
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

Pangaea Asset Management, LLC, as Collateral Agent of CLO 2007-1 LTD

Pangaea CLO 2007-1 LTD. by Pangaea Asset Management, LLC, its CollateralManager as a Lender

By:	/s/ Matthew Nels
Name: Matthew Nels
Title: Assistant Secretary

Signature Page to Amendment No. 6 to Credit Agreement

Grand Central Asset Trust, BDC, Series, as a Lender

By:	/s/ Brian Schott
Name: Brian Schott
Title: Attorney-in-fact

Signature Page to Amendment No. 6 to Credit Agreement

SENIOR DEBT PORTFOLIO, as a Lender

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE SENIOR INCOME TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE CDO VII PLC, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE CDO VIII Ltd., as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE CDO X PLC, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

GRAYSON & CO., as a Lender

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE, as a Lender LIMITED DURATION INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EATON VANCE VARIABLE LEVERAGE FUND Ltd., as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

MC Funding Ltd., as a Lender

By: Monroe Capital Management, LLC As Collateral Manager

By:	/s/ Jeremy VanDermaid
Name: Jeremy VanDermaid
Title: Senior Vice President

Signature Page to Amendment No. 6 to Credit Agreement

ORIX FINANCE CORP., as a Lender

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

Signature Page to Amendment No. 6 to Credit Agreement

Satellite Senior Income Fund II, as a Lender

By: Satellite Asset Management, LP. Its Investment Manager

By:	/s/ Simon Raykher
Name: Simon Raykher
Title: General Counsel

Signature Page to Amendment No. 6 to Credit Agreement

TELOS CLO 2006-1, LTD TELOS CLO 2007-2, LTD

By:	/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Principal

Signature Page to Amendment No. 6 to Credit Agreement

CoLTS 2005-2, LTD., as a Lender

by: Structured Asset Investors, LLC as Collateral Manager

By:	/s/ Kevin McCarthy
Name: Kevin McCarthy
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

CoLTS 2007-1, LTD., as a Lender

by: Structured Asset Investors, LLC as Collateral Manager

By:	/s/ Kevin McCarthy
Name: Kevin McCarthy
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

Grand Central Asset Trust, DES Series, as a Lender

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Signature Page to Amendment No. 6 to Credit Agreement

Clear Lake CLO, Ltd., as a Lender

By:	/s/ Jeremy Johnson
Name: Jeremy Johnson
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

Diamond Lake CLO, Ltd., as a Lender

By:	/s/ Jeremy Johnson
Name: Jeremy Johnson
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

St. James River CLO, Ltd., as a Lender

By:	/s/ Jeremy Johnson
Name: Jeremy Johnson
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

Summit Lake CLO, Ltd., as a Lender

By:	/s/ Jeremy Johnson
Name: Jeremy Johnson
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

Victoria Falls CLO, Ltd., as a Lender

By:	/s/ Jeremy Johnson
Name: Jeremy Johnson
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

Merrill Lynch CLO 2007 -1 Ltd. by 250 Capital LLC, its Collateral Manager as a Lender

By:	/s/ Kelli O’Connell
Name: Kelli O’Connell
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement